Exhibit 99.1
News Release
Contact: Roy C. Thygesen, Chief Executive Officer
   (815) 725-0123
Source:   First Community Financial Partners, Inc.

First Community Financial Partners, Inc. Announces Termination of
Memoranda of Understanding with FDIC and State Regulator

Joliet, Illinois, August 15, 2013 - First Community Financial Partners, Inc. (OTCBB: FCMP, “First Community”), the holding company for First Community Financial Bank (the “Bank”), announced today that the Memoranda of Understanding applicable to the Bank with the Federal Deposit Insurance Corporation (the “FDIC”) and the Illinois Department of Financial and Professional Regulation, have been terminated, effective as of August 12, 2013. As part of its previous approval of the consolidation of the Company’s four prior banking subsidiaries, the FDIC required that the consolidated bank remain subject to the Memorandum of Understanding instituted at each of First Community Bank of Joliet and First Community Bank of Homer Glen & Lockport on March 21, 2012 and April 18, 2012, respectively.

“We are pleased that our regulators have recognized the improvement in the consolidated Bank’s condition and determined that the Memoranda of Understanding are no longer warranted,” said Roy C. Thygesen, Chief Executive Officer.  “We are very proud of the hard work that the entire Bank team has put in to achieve this goal.”

About First Community Financial Partners, Inc.: The bank holding company was formed following the organization of First Community Bank of Joliet to participate with local business leaders from other near west and southwest suburban communities to charter additional local banks focused on commitment to their community. Within five years, First Community Bank of Plainfield, First Community Bank of Homer Glen & Lockport, Burr Ridge Bank and Trust and new branches of First Community Bank of Joliet located in Channahon and Naperville had opened their doors, following the model consisting of local investors, board members and bankers. Over the years, the reception by local businesses and professional firms has proven that small and midsized businesses will respond to the personal approach of a bank that is owned and operated by experienced bankers who are invested in and concerned for the future of their community.

About First Community Financial Bank: First Community Financial Bank is a wholly owned banking subsidiary of First Community Financial Partners, Inc., with locations in Joliet, Plainfield, Homer Glen, Channahon, Naperville and Burr Ridge. The combined result of four recently merged subsidiary bank charters, the Bank remains dedicated to its founding principles by being actively involved in the communities it serves and providing exceptional personal service through experienced local professionals.

Special Note Concerning Forward-Looking Statements
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Any statements other than statements of historical facts, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “target,” “project,” “should,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the ability of First Community and its wholly owned bank subsidiary to realize the synergies from the recent merger of its non-wholly owned bank subsidiaries, as well as a number of other factors related to the businesses of First Community and its wholly owned bank subsidiary, including: risks associated with the First Community’s possible pursuit of acquisitions; economic conditions in First Community’s, and its wholly owned bank subsidiary’s service areas; system failures; losses of large customers; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing banking; high costs of regulatory compliance; the impact of legislation and regulatory changes on the banking industry; and liability and compliance costs regarding banking regulations. These and other risks and uncertainties are discussed in more detail in First Community’s filings with the Securities and Exchange Commission, including First Community’s Annual Report on Form 10-K filed on March 15, 2013.

Many of these risks are beyond management’s ability to control or predict. All forward-looking statements attributable to First Community, and its wholly owned bank subsidiary or persons acting on behalf of each of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this communication. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, First Community does not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.